Retirement Benefits	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Retirement Benefits
(11)	Retirement Benefits

Universal Biosensors Pty Ltd contributes to standard defined contributions superannuation funds on behalf of all employees. This contribution amount, which prior to July 1, 2013 was equal to 9% of each employee’s salary, was increased by law to 9.25% and 9.50% of each such employee’s salary from July 1, 2013 and July1, 2014 respectively. The Company permits employees to choose the superannuation fund into which the contributions are paid, provided the fund is appropriately registered.

Universal Biosensors Pty Ltd contributed A$821,365, A$901,589, and A$879,552 for the fiscal years ended December 31, 2014, 2013 and 2012, respectively.